As filed with the Securities and Exchange Commission on October 30, 1997
Registration No. 2-57167
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT

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
                                            UNDER THE SECURITIES ACT OF 1933



       Pre-Effective Amendment No.               [ ]



       Post-Effective Amendment No.             [ ]


Fidelity School Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number  (617) 563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Rule 24f-2. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1996 was filed with the Commission on February 27, 1997. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.
It is proposed that this filing will become effective on November 28, 1997, pursuant to Rule 488.

FIDELITY LIMITED TERM MUNICIPAL INCOME FUND
CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:

Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letter to Shareholders
Form of Proxy Card
Notice of Special Meeting
Part A - Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits
FIDELITY SCHOOL STREET TRUST:
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND
FORM N-14 CROSS REFERENCE SHEET
PART A

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
Form N-14 Item Number and Caption                    Prospectus/Proxy Statement Caption

1. Beginning of Registration Statement and Out-      Cover Page
 side Front Cover Page of Prospectus



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
2. Beginning and Outside Back Cover Page of Pro-        Table of Contents
 spectus



3. Fee Table, Synopsis Information and Risk Factors     Synopsis; Comparison of Other Policies of the Funds;
                                                        Comparison of Principal Risk Factors; The Proposed
                                                        Transaction

4. Information About the Transactions                   Synopsis; The Proposed Transaction; Prospectus of
                                                        Fidelity Limited Term Municipal Income Fund dated
                                                        February 28, 1997 and supplemented August 29,
                                                        1997


5. Information About the Registrant                     Synopsis; Comparison of Other Policies of the Funds;
                                                        Comparison of Principal Risk Factors; Miscellaneous;
                                                        Additional Information About Fidelity Limited Term
                                                        Municipal Income Fund; Prospectus of Fidelity
                                                        Limited Term Municipal Income Fund dated February
                                                        28, 1997 and supplemented August 29, 1997;
                                                        Attachment I.

6. Information About the Company Being Acquired         Cover Page; Synopsis; Comparison of Other Policies
                                                        of the Funds; Comparison of Principal Risk Factors;
                                                        Miscellaneous; Prospectus of Spartan Intermediate
                                                        Municipal Income Fund dated October 21, 1997

7. Voting Information                                   Voting Information

8. Interest of Certain Persons and Experts              Not applicable

9. Additional Information Required for Reoffering       Not applicable
 by Persons Deemed to be Underwriters


PART B
Item Number and Caption   Statement of Additional Information Caption


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
10. Cover Page                                        Cover Page

11. Table of Contents                                 Table of Contents

12. Additional Information About the Registrant       Prospectus and Statement of Additional
                                                      Information of Fidelity Limited Term
                                                      Municipal Income Fund dated February 28,
                                                      1997, and prospectus supplement dated
                                                      August 29, 1997

13. Additional Information About the Company Be-      Not applicable
 ing Acquired

14. Financial Statements                              Financial Statements included in the Annual
                                                      Reports of Spartan Intermediate Municipal
                                                      Income Fund for the Fiscal Years Ended
                                                      August 31, 1996 and 1997; Financial
                                                      Statements included in the Annual Report of
                                                      Fidelity Limited Term Municipal Income
                                                      Fund for the Fiscal Year Ended December 31,
                                                      1996.
                                                      Financial Statements included in the
                                                      Semiannual Report of Spartan Intermediate
                                                      Municipal Income Fund for the Fiscal Period
                                                      Ended February 28, 1997; Financial
                                                      Statements included in the Semiannual Report
                                                      of Fidelity Limited Term Municipal Income
                                                      Fund for the Fiscal Period Ended June 30,
                                                      1997.
                                                      Pro-Forma Financial Statements for the
                                                      12-month period ended June 30, 1997.


Part C                                                Information required to be included in Part C
                                                      is set forth under the appropriate item so
                                                      numbered in Part C of this Registration
                                                      Statement.


IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote on an important proposal to merge Spartan Intermediate Municipal Income Fund (SPARTAN
INTERMEDIATE) into Fidelity Limited Term Municipal Income Fund
(FIDELITY LIMITED TERM). A shareholder meeting is scheduled for February 18, 1998. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The
Trustees have determined that the proposed merger is in shareholders' best interests. However, the final decision is up to you.
The proposed merger would give shareholders of Spartan Intermediate the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through December 31, 1999. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.
Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (December 22, 1997). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly.
Thank you for your participation in this important initiative for your fund.
Sincerely,
[signature]
Edward C. Johnson 3d
President

Important information to help you understand and vote on the proposals
Please read the full text of the enclosed proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.  If you have any questions regarding the proposal, please call us at 1-800-544-8888.  We appreciate you placing your trust in
Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
(solid bullet) To approve a merger of Spartan Intermediate Municipal
Income Fund into Fidelity Limited Term Municipal Income Fund.
(Proposal 1)
WHAT IS THE REASON FOR AND ADVANTAGE OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages.  Combining the funds will allow Fidelity to concentrate on a single, intermediate national municipal bond fund.  Shareholders would also benefit from the more efficient product line through lower expenses, guaranteed through
December 31, 1999.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Spartan Intermediate and Fidelity Limited Term have substantially similar investment objectives and policies.
SPARTAN INTERMEDIATE seeks high current income free from federal income tax.  FIDELITY LIMITED TERM also seeks high current income free from federal income tax, consistent with the preservation of capital, from a diversified portfolio of investment-grade securities.
Both funds are managed to have the same interest rate sensitivity as municipal bonds with maturities between seven and ten years.  Both funds also maintain an average maturity between three and ten years.
As of September 30, 1997, the dollar-weighted average maturity was 7.5 years for both Spartan Intermediate and Fidelity Limited Term.
As a matter of fundamental policy, Spartan Intermediate and Fidelity
Limited Term each will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Norman Lind currently manages Spartan Intermediate.  David Murphy currently manages Fidelity Limited Term (and is expected to manage the combined fund).
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE?
Both funds currently have the same expense ratios, equal to 0.55% of average net assets per year.  The combined fund's expense ratio would be lower through December 31, 1999, at 0.53%.
Although the funds' expense ratios are currently the same, they have different contracts with Fidelity.  SPARTAN INTERMEDIATE pays an
"all-inclusive" management fee to Fidelity Management & Research
Company (FMR) at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY LIMITED TERM has an expense structure that charges separately for management fees and other operating expenses.  Fidelity Limited
Term's management fee is income-based and calculated at an annual rate of 0.10% of its average net assets plus 5% of its gross income.  As of
April 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that the total operating expenses exceed 0.55% of average net assets.
If the merger is approved, the combined fund will retain Fidelity
Limited Term's current expense structure.  However, FMR has agreed to limit the combined fund's expense ratio to 0.53% of average net assets through December 31, 1999.  This represents an expense reduction of
0.02% of each fund's average net assets per year.  After that date, the combined fund's expenses could increase or decrease.
WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE
COMPLETE?
If shareholders of Spartan Intermediate approve the merger of their fund into Fidelity Limited Term, the combined fund's name will be changed to Spartan Intermediate Municipal Income Fund.  The new name of the combined fund would be effective immediately following the completion of the merger.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The merger will not be a taxable event (i.e., no gain or loss will be recognized for federal income tax purposes) to either fund or its shareholders.
WHAT WILL BE THE SIZE OF THE COMBINED FUND AFTER THE MERGER?
If the merger proposal passes, the combined fund will have over $1 billion in assets.
HOW HAS FIDELITY LIMITED TERM PERFORMED?
The table below shows average annual total returns for both Fidelity
Limited Term and its Lipper peer group over the last 1, 5, and 10 year periods.
AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1997
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
                                                   1 YEAR   5 YEARS   10 YEARS

Fidelity Limited Term                              8.45%    6.65%     7.83%

Lipper Intermediate Municipal Debt Funds Average   7.22%    6.09%     7.33%

Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY LIMITED TERM
THAT I WILL RECEIVE?
As of 4 P.M. Eastern time on the Closing Date of the merger, shareholders of Spartan Intermediate will receive the number of full and fractional shares of Fidelity Limited Term that is equal in value to the aggregate net asset value of their shares on that date.  The anticipated Closing Date is February 26, 1998.
Please note that the Shareholder Meeting could be adjourned or the
Closing Date could be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY
LIMITED TERM?
The net asset value per share of Fidelity Limited Term will not be affected by the merger.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED
SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action.  We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone.  Therefore, we encourage
shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (February 18, 1998), the meeting may be adjourned to permit further solicitation of proxy votes.
WHAT HAPPENS IF THE PROPOSAL FOR MY FUND IS NOT APPROVED?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A
CURRENT FUND PROSPECTUS.
Average annual total returns for the period ended 9/30/97 are historical and include changes in share price, reinvestment of dividends and capital gains.  Share price and return will vary.
Lipper Analytical Services, Inc. is a nationally recognized
organization that provides performance information for mutual funds.
Each fund is classified within a universe of funds similar in investment objective.  Peer group averages include the reinvestment of dividends and capital gains, if any, and exclude sales charges.
Fidelity Distributors Corporation, General Distribution Agent for
Fidelity Mutual Funds. 100 Summer Street, Boston, MA  02110.
Brokerage services provided by Fidelity Brokerage Services, Inc.
Member NYSE, SIPC.
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY UNION STREET TRUST: SPARTAN INTERMEDIATE MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and ____________, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Intermediate Municipal
Income Fund which the undersigned is entitled to vote at the Special
Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on February 18, 1998 at
9:00 a.m. Eastern time and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.
This Proxy shall be voted on the proposals described in the Proxy
Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby
acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316448802/fund# 443

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------------------------------------
-------------------------
_____________________________________________________________________
________________________

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
1.   To approve an Agreement and Plan of Reorganization           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Intermediate Municipal Income
     Fund and Fidelity School Street Trust: Fidelity
     Limited Term Municipal Income Fund, providing for
     the transfer of all of the assets of Spartan Intermediate
     Municipal Income Fund to Fidelity Limited Term
     Municipal Income Fund in exchange solely for shares
     of beneficial interest of Fidelity Limited Term
     Municipal Income Fund and the assumption by
     Fidelity Limited Term Municipal Income Fund of
     Spartan Intermediate Municipal Income Fund's
     liabilities, followed by the distribution of Fidelity
     Limited Term Municipal Income Fund shares to
     shareholders of Spartan Intermediate Municipal
     Income Fund in liquidation of Spartan Intermediate
     Municipal Income Fund.


SIM-PXC-1297    cusip # 316448802/fund# 443

SPARTAN(registered trademark)INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Intermediate Municipal Income Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Intermediate Municipal Income Fund (the fund) will be held at the office of Fidelity Union Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on February 18, 1998, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization between Spartan Intermediate Municipal Income Fund and Fidelity School Street
Trust: Fidelity Limited Term Municipal Income Fund, providing for the transfer of all of the assets of Spartan Intermediate Municipal Income Fund to Fidelity Limited Term Municipal Income Fund in exchange solely for shares of beneficial interest of Fidelity Limited Term Municipal Income Fund and the assumption by Fidelity Limited Term Municipal Income Fund of Spartan Intermediate Municipal Income Fund's liabilities, followed by the distribution of Fidelity Limited Term Municipal Income Fund shares to shareholders of Spartan Intermediate Municipal Income Fund in liquidation of Spartan Intermediate Municipal Income Fund.
 The Board of Trustees has fixed the close of business on December 22, 1997 as the record date for the determination of the shareholders of Spartan Intermediate Municipal Income Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
December 22, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
DECEMBER 22, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Intermediate Municipal Income Fund (Spartan Intermediate) (the fund), a fund of Fidelity Union Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Intermediate and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, February 18, 1998 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Intermediate would transfer all of its assets to Fidelity School Street Trust: Fidelity Limited Term Municipal Income Fund (Fidelity Limited Term), in exchange solely for shares of beneficial interest of Fidelity Limited Term and the assumption by Fidelity Limited Term of Spartan Intermediate's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Intermediate will distribute shares of Fidelity Limited Term to its shareholders in liquidation of Spartan Intermediate on February 26, 1998, or such other date as the parties may agree (the Closing Date).
 Fidelity Limited Term, a municipal bond fund, is a diversified fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976. Fidelity Limited Term's investment objective is to seek high current income that is free from federal income tax as is consistent with the preservation of capital. Fidelity Limited Term seeks to achieve its investment objective by normally investing in investment-grade municipal securities, while maintaining an average maturity of between three and 10 years.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Limited Term that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information relating to this Proxy Statement dated December 22, 1997 has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated February 28, 1997 and supplemented August 29,
1997), which offers shares of Fidelity Limited Term. The Statement of Additional Information for Fidelity Limited Term (dated February 28,
1997) is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity Limited Term dated December 31, 1996. The Prospectus and Statement of Additional Information for Fidelity Limited Term have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Intermediate, both dated October 21, 1997, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity School Street Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
VOTING INFORMATION
SYNOPSIS
COMPARISON OF OTHER POLICIES OF THE FUNDS
COMPARISON OF PRINCIPAL RISK FACTORS
THE PROPOSED TRANSACTION
ADDITIONAL INFORMATION ABOUT FIDELITY LIMITED TERM MUNICIPAL INCOME
FUND
MISCELLANEOUS
ATTACHMENT 1. EXCERPTS FROM ANNUAL REPORT OF FIDELITY LIMITED TERM MUNICIPAL INCOME FUND DATED DECEMBER 31, 1996
EXHIBIT 1. FORM OF AGREEMENT AND PLAN OF REORGANIZATION OF SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON FEBRUARY 18, 1998

VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Intermediate Municipal Income Fund (Spartan Intermediate) (the fund) and at any adjournments thereof (the Meeting), to be held on Wednesday, February 18, 1998 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 22, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Spartan Intermediate may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On August 31, 1997, there were 19,603,906 and 90,194,004 shares issued and outstanding for Spartan Intermediate and Fidelity Limited Term Municipal Income Fund (Fidelity Limited Term), respectively. Shareholders of record at the close of business on December 22, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of August 31, 1997, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
 As of August 31, 1997, the following owned of record 5% or more of a fund's outstanding shares:
 Fidelity Limited Term: National Financial Services Corporation, Boston, MA (5.27%).
 Spartan Intermediate: National Financial Services Corporation, Boston, MA (29.34%).
 To the knowledge of the trust and Fidelity School Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. If the Reorganization became effective on August 31, 1997, National Financial Services Corporation would have owned of record 9.57% of the outstanding shares of the combined fund.
VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN INTERMEDIATE. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Intermediate and Fidelity Limited Term, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Limited Term carefully for more complete information.
 The proposed reorganization (the Reorganization) would merge Spartan Intermediate into Fidelity Limited Term, a municipal bond fund also managed by FMR. If the Reorganization is approved, Spartan Intermediate will cease to exist and current shareholders of the fund will become shareholders of Fidelity Limited Term instead. FMR anticipates that if the Reorganization is approved, the combined fund's name will be changed to Spartan Intermediate Municipal Income Fund immediately following completion of the Reorganization.
 Both Spartan Intermediate and Fidelity Limited Term seek high current income free from federal income tax by investing in investment-grade municipal securities. Spartan Intermediate is managed by Norman Lind and Fidelity Limited Term is managed by David Murphy. David Murphy is expected to manage the combined fund. The two funds differ primarily in their expense structures.
 The proposed merger is part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single intermediate municipal bond fund for investors, and deliver lower operating expenses as well. INVESTMENT OBJECTIVES AND POLICIES
 Spartan Intermediate and Fidelity Limited Term have substantially similar investment objectives and similar investment policies.
 Spartan Intermediate seeks high current income free from federal income tax. Fidelity Limited Term seeks high current income free from federal income tax, consistent with the preservation of capital, from a diversified portfolio of investment-grade securities. Both funds are managed to have the same interest rate sensitivity as municipal bonds with maturities between seven and 10 years and to maintain an average maturity between three and 10 years. As of June 30, 1997, the dollar-weighted average maturity for both Spartan Intermediate and Fidelity Limited Term was 7.4 years. As a matter of fundamental policy, Spartan Intermediate and Fidelity Limited Term each will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
 Spartan Intermediate is a non-diversified fund and Fidelity Limited Term is a diversified fund. As a non-diversified fund, Spartan Intermediate can invest a greater portion of its assets in securities of individual issuers than Fidelity Limited Term and may be more sensitive than Fidelity Limited Term to changes in the market value of a single issuer.

EXPENSE STRUCTURES
 Spartan Intermediate and Fidelity Limited Term differ with respect to the contractual structure of fund expenses. Spartan Intermediate pays an "all-inclusive" management fee to FMR (at a rate of 0.55% of average net assets per year) which covers substantially all fund expenses. Fidelity Limited Term, by contrast, pays an income-based management fee (calculated at an annual rate of 0.10% of the fund's average net assets plus 5% of gross income) and other expenses separately. FMR has voluntarily agreed to reimburse Fidelity Limited Term to the extent that total operating expenses exceed 0.55% of average net assets. If the Reorganization is approved, FMR has agreed to limit the combined fund's expense ratio to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions, and extraordinary expenses). After that date, the combined fund's expenses could increase.
 In sum, the Reorganization would provide Spartan Intermediate's shareholders with a 0.02% total operating expense reduction over Spartan Intermediate's current management fee of 0.55% of average net assets per year, with expenses guaranteed to be lower than Spartan Intermediate's for a period of almost two years. Further, the Reorganization would provide Spartan Intermediate's shareholders with the opportunity to participate in a fund with a comparable investment portfolio and similar historical investment performance.
 The Board of Trustees believes that the Reorganization would benefit Spartan Intermediate shareholders and recommends that shareholders vote in favor of the Reorganization.
THE PROPOSED REORGANIZATION
 Shareholders of Spartan Intermediate will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Fidelity Limited Term of all of the assets of Spartan Intermediate in exchange solely for shares of Fidelity Limited Term and the assumption by Fidelity Limited Term of the liabilities of Spartan Intermediate. Spartan Intermediate will then distribute the shares of Fidelity Limited Term to its shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Limited Term equal in value to the aggregate net asset value of the shareholder's shares of Spartan Intermediate on the Closing Date (defined below). The exchange of Spartan Intermediate's assets for Fidelity Limited Term's shares will occur as of 4:00 p.m. Eastern time on February 26, 1998, or such other time and date as the parties may agree (the Closing Date). Spartan Intermediate will then be liquidated as soon as practicable thereafter.
 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Intermediate or Fidelity Limited Term, or to the shareholders of either fund. The rights and privileges of the former shareholders of Spartan Intermediate will be effectively unchanged by the Reorganization.
COMPARATIVE FEE TABLES
 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.
 Spartan Intermediate pays FMR a management fee at an annual rate of 0.55% of its average net assets. FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that the fund pays FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
 In contrast, Fidelity Limited Term pays management fees and other expenses separately. Fidelity Limited Term's management fee is calculated at an annual rate of 0.10% of its average net assets plus 5% of its gross income. In addition to the management fee payable by the fund, Fidelity Limited Term incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended December 31, 1996, Fidelity Limited Term's total management fee rate, other expenses, and total operating expense ratio were 0.38%, 0.18%, and 0.56%, respectively. Effective April 1, 1997, FMR voluntarily agreed to limit the total operating expenses of Fidelity Limited Term to 0.55% of average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
 Fidelity reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500.
 If the Reorganization is approved, the combined fund will retain Fidelity Limited Term's expense structure, requiring payment of an income-based management fee and other operating expenses separately. FMR has agreed to limit the combined fund's expense ratio to 0.53% of its average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This expense limitation would result in a 0.02% lower total operating expenses for Spartan Intermediate shareholders beginning on the first business day after the Closing Date of the Reorganization through December 31, 1999. After that date, the combined fund's expenses could increase. If the proposed Reorganization is not approved, Spartan Intermediate will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.
 Under Spartan Intermediate's all-inclusive management fee arrangement, Spartan Intermediate shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 The following tables show the fees and expenses of Spartan Intermediate and Fidelity Limited Term for the 12 months ended June 30, 1997, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same period after giving effect to the Reorganization, including the effect of FMR's guaranteed expense limitation to 0.53% of average net assets through December 31, 1999 (excluding interest, taxes, brokerage commissions, and extraordinary expenses).
ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.

                                                      Spartan        Fidelity        Pro Forma
                                                      Intermediate   Limited TermA   Expenses
                                                                                     Combined FundB

Management Fees (after reimbursement)                 0.55%          0.38%           0.36%

Other Expenses                                        0.00%          0.17%           0.17%

Total Fund Operating Expenses (after reimbursement)   0.55%          0.55%           0.53%


A Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% (excluding interest, taxes, brokerage commissions, and extraordinary expenses). If this agreement were not in effect, the management fee, other expenses, and total fund operating expenses, as a percentage of average net assets, would have been 0.39%, 0.17%, and 0.56%, respectively.
B FMR has agreed to limit the combined fund's total operating expenses to 0.53% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would be 0.38%, 0.17%, and 0.55%, respectively. EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

                        After 1 Year   After 3 Years   After 5 Years   After 10 Years

Spartan Intermediate    $6             $18             $31             $69

Fidelity Limited Term   $6             $18             $31             $69

Combined Fund           $5             $17             $30             $66


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION
 Spartan Intermediate is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Fidelity Limited Term is a diversified fund of Fidelity School Street Trust, an open-end management company organized as a Massachusetts business trust on September 10, 1976. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Spartan Intermediate under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The funds have similar investment objectives and policies in that both seek high current income free from federal income tax by investing in investment-grade municipal securities. Fidelity Limited Term seeks this objective in a manner consistent with the preservation of capital. Spartan Intermediate is a non-diversified fund and Fidelity Limited Term is a diversified fund. As a non-diversified fund, Spartan Intermediate can invest a greater portion of its assets in securities of individual issuers than Fidelity Limited Term. As a matter of fundamental policy, Spartan Intermediate and Fidelity Limited Term each will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax. In addition, Spartan Intermediate and Fidelity Limited Term may invest all of their assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
INVESTMENT POLICIES AND CHARACTERISTICS
 The following table summarizes the funds' investment policies and characteristics.

                        Interest Rate   Average      Average     Debt Quality       AMT
                        Sensitivity     Maturity     Maturity                       Ability
                                        Policy       as of
                                                      6/30/97

Spartan Intermediate    7-10 years      3-10 years   7.4 years   5%                   100%
                                                                 below inv. grade

Fidelity Limited Term   7-10 years      3-10 years   7.4 years   only inv. grade      100%


 Spartan Intermediate and Fidelity Limited Term maintain an average maturity between three and 10 years. FMR seeks to manage the funds so that they generally react to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years. As of June 30, 1997, the average maturity of both Spartan Intermediate and Fidelity Limited Term was 7.4 years.
 As a matter of fundamental policy, Fidelity Limited Term invests only in investment-grade securities. Spartan Intermediate normally invests only in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. As of June 30, 1997, both funds held only investment-grade securities. Each fund currently can invest all of its assets in securities subject to the federal alternative minimum tax (AMT). The interest from these investments is a tax-preference item for purposes of the federal alternative minimum tax. As of June 30, 1997, 28.33% of Spartan Intermediate's and 3.22% of Fidelity Limited Term's income dividends were subject to the federal alternative minimum tax.
 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.
PERFORMANCE COMPARISONS OF THE FUNDS
 Spartan Intermediate and Fidelity Limited Term have experienced similar performance, as shown in the tables below. The differential in performance can be attributed primarily to the funds' historical differences in portfolio holdings resulting from past differences in investment policies regarding AMT ability and from the relative asset size of the funds and their available cash flows.
 The following table compares the funds' annual total returns for the periods indicated. Please note that returns are based on past results and are not an indication of future performance.

Annual Total Return
(periods ended June 30)
                        1994    1995    1996    1997

Spartan Intermediate    1.24%   7.19%   6.26%   7.25%

Fidelity Limited Term   0.47%   7.68%   6.27%   7.42%

 The following table compares Spartan Intermediate's cumulative total returns to Fidelity Limited Term's for the period indicated. Please note that returns are based on past results and are not an indication of future performance.
Cumulative Total Return
(January 1, 1994 to June 30, 1997)


Spartan Intermediate    16.91%

Fidelity Limited Term   17.63%

 The following graph shows the value of a hypothetical $10,000 investment in each of Spartan Intermediate and Fidelity Limited Term made on January 1, 1994 through June 30, 1997, assuming all distributions are reinvested. The graph compares the cumulative total return of Spartan Intermediate to the cumulative total return of Fidelity Limited Term during this period.

            Spartan         Limited Term
            Intermediate    Municipal
            Municipal       Income Fund
            Income Fund     (036)
            (443)

12/31/93    10000.00        10000.00

01/31/94    10099.08        10113.79

02/28/94    9848.13         9880.94

03/31/94    9445.81         9480.40

04/30/94    9477.28         9533.78

05/31/94    9588.28         9618.75

06/30/94    9570.50         9568.99

07/31/94    9721.76         9747.42

08/31/94    9754.58         9782.09

09/30/94    9647.25         9659.13

10/31/94    9520.91         9527.01

11/30/94    9322.24         9340.48

12/31/94    9496.59         9523.76

01/31/95    9721.35         9771.38

02/28/95    9941.60         10004.41

03/31/95    10054.64        10103.51

04/30/95    10074.48        10105.63

05/31/95    10280.20        10357.22

06/30/95    10258.58        10304.29

07/31/95    10330.84        10382.73

08/31/95    10486.51        10527.11

09/30/95    10569.20        10614.95

10/31/95    10686.16        10737.22

11/30/95    10802.27        10858.45

12/31/95    10867.64        10937.38

01/31/96    10965.10        11038.10

02/29/96    10930.43        11002.77

03/31/96    10823.84        10892.01

04/30/96    10802.31        10870.63

05/31/96    10803.64        10859.49

06/30/96    10900.67        10950.57

07/31/96    10988.71        11032.61

08/31/96    10989.45        11034.19

09/30/96    11098.50        11138.42

10/31/96    11209.79        11267.75

11/30/96    11407.47        11442.80

12/31/96    11363.41        11422.44

01/31/97    11397.60        11459.73

02/28/97    11494.54        11551.77

03/31/97    11350.29        11422.81

04/30/97    11429.27        11495.48

05/31/97    11577.85        11641.99

06/30/97    11691.39        11762.80

COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Spartan Intermediate is a non-diversified fund. Fidelity Limited Term is a diversified fund. Generally, to meet federal tax requirements at the close of each quarter, Spartan Intermediate does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. Fidelity Limited Term, as a matter of fundamental policy, with respect to 75% of total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. Because Spartan Intermediate can invest a greater portion of its assets in securities of individual issuers than Fidelity Limited Term, changes in the market value of a single issuer could cause greater share-price fluctuation in Spartan Intermediate than would occur in a diversified fund such as Fidelity Limited Term.
 OTHER INVESTMENT POLICIES. Each fund may borrow from banks or other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.
 FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. However, each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. Each fund may also enter into when-issued and forward purchase or sale transactions, invest in asset-backed securities, variable and floating rate securities, municipal lease obligations, securities with put features, private entity securities, and illiquid and restricted securities. As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.
OPERATIONS OF FIDELITY LIMITED TERM FOLLOWING THE REORGANIZATION
 FMR does not expect Fidelity Limited Term to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Limited Term in their current capacities. David Murphy, who is currently the Portfolio Manager of Fidelity Limited Term is expected to continue to be responsible for portfolio management after the Reorganization.
 All of the current investments of Spartan Intermediate are permissible investments for Fidelity Limited Term. However, if the Reorganization is approved, portfolio adjustments may be required to more closely align the funds' portfolios. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them and may result in a taxable gain or loss to the fund. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Limited Term.
PURCHASES AND REDEMPTIONS
 The purchase and redemption policies for both funds are identical. The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares are purchased at the next NAV calculated after your investment is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy shares.
 The price to sell one share of each fund is the fund' NAV. Your shares will be sold at the next NAV calculated after your order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
 On April 1, 1997, Spartan Intermediate closed to new accounts pending the Reorganization. Spartan Intermediate shareholders on or prior to that date can continue to purchase shares of the fund. Shareholders may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will remain unchanged. Fidelity Limited Term does not currently impose a redemption fee; however, the combined fund reserves the right to adopt a redemption fee in the future if it believes it is appropriate.
EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state. Neither Spartan Intermediate nor Fidelity Limited Term currently imposes a redemption fee.

DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Spartan Intermediate normally distributes capital gains in October and December. Fidelity Limited Term normally distributes capital gains in February and December. On or before the Closing Date, Spartan Intermediate may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.
 Spartan Intermediate will be required to recognize gain or loss on
Section 1256 contracts held by the fund on the last day of its taxable year which is August 31. If the Reorganization is approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 As of August 31, 1997, Spartan Intermediate had capital loss carryforwards for federal income tax purposes of approximately $8,494,000. As of December 31, 1996, Fidelity Limited Term had no capital loss carryforwards for federal income tax purposes. Under current federal tax law, Fidelity Limited Term may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Spartan Intermediate at the time of the Reorganization ("capital loss carryforwards"). There is no assurance that Fidelity Limited Term will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Spartan Intermediate will expire between December 31, 2002 and December 31, 2003.
COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have substantially similar investment objectives and similar investment policies.
 INVESTMENT STRATEGY. As a matter of fundamental policy, Fidelity Limited Term invests only in investment-grade securities. Spartan Intermediate currently intends to invest only in investment-grade securities. However, Spartan Intermediate has the ability to invest up to 5% of its assets in below investment-grade securities. Although these securities may provide the potential for significant price appreciation, it is important to note that they are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or such securities may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic activity.
 DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. Diversification may include limiting the amount of money invested in any one issuer. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer. Spartan Intermediate is a non-diversified fund. Fidelity Limited Term is a diversified fund. As a non-diversified fund, Spartan Intermediate can invest a greater portion of its assets in securities of individual issuers than Fidelity Limited Term and may be subject to greater share price fluctuation.
THE PROPOSED TRANSACTION
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN INTERMEDIATE AND FIDELITY LIMITED TERM.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Fidelity Limited Term acquiring as of the Closing Date all of the assets of Spartan Intermediate in exchange solely for shares of Fidelity Limited Term and the assumption by Fidelity Limited Term of Spartan Intermediate's liabilities; and (b) the distribution of shares of Fidelity Limited Term to the shareholders of Spartan Intermediate as provided for in the Agreement.
 The assets of Spartan Intermediate to be acquired by Fidelity Limited Term include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Intermediate on the Closing Date. Fidelity Limited Term will assume from Spartan Intermediate all liabilities, debts, obligations, and duties of Spartan Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Limited Term also will deliver to Spartan Intermediate the number of full and fractional shares of Fidelity Limited Term having an aggregate net asset value equal to the value of the assets of Spartan Intermediate less the liabilities of Spartan Intermediate as of the Closing Date. Spartan Intermediate shall then distribute the Fidelity Limited Term shares PRO RATA to its shareholders.
 The value of Spartan Intermediate's assets to be acquired by Fidelity Limited Term and the amount of its liabilities to be assumed by Fidelity Limited Term will be determined as of the close of business (4:00 p.m. Eastern time) of Spartan Intermediate on the Closing Date, using the valuation procedures set forth in Spartan Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Limited Term will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan Intermediate will distribute to its shareholders of record the shares of Fidelity Limited Term it received, so that each Spartan Intermediate shareholder will receive the number of full and fractional shares of Fidelity Limited Term equal in value to the aggregate net asset value of shares of Spartan Intermediate held by such shareholder on the Closing Date; Spartan Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Limited Term in the names of the Spartan Intermediate shareholders and by transferring thereto shares of Fidelity Limited Term. Each Spartan Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Limited Term due that shareholder. Fidelity Limited Term shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan Intermediate shareholder will own shares of Fidelity Limited Term equal to the aggregate net asset value of that shareholder's shares of Spartan Intermediate immediately prior to the Reorganization. The net asset value per share of Fidelity Limited Term will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Fidelity Limited Term in a name other than that of the registered holder of the shares on the books of Spartan Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Intermediate is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Intermediate is liquidated.
 Pursuant to its all-inclusive management contract with Spartan Intermediate, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Intermediate and Fidelity Limited Term due to the Reorganization prior to the Closing Date which will be borne by Spartan Intermediate and Fidelity Limited Term, respectively. Any transaction costs associated with portfolio adjustments to Spartan Intermediate and Fidelity Limited Term due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Limited Term which occur after the Closing Date will be borne by Fidelity Limited Term. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of duplicative funds;
 (8) the impact of changes to the municipal bond product line on the funds and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on July 17, 1997. In recommending the Reorganization, FMR also advised the Boards that the funds have substantially similar investment objectives and similar policies and permissible investments. In particular, at that time FMR informed the Boards that the funds differed with respect to their expense structures and policies concerning average maturities. If the Reorganization is approved, Fidelity Limited Term's Board authorized that Fidelity Limited Term's name be changed to Spartan Intermediate Municipal Income Fund. In anticipation of this proposed name change, at the July 17, 1997 meeting, Fidelity Limited Term's Board approved a change in maturity policy for Fidelity Limited Term from 12 years or less to between three and 10 years, which became effective September 1, 1997. FMR informed the Boards that both Fidelity Limited Term and Spartan Intermediate's average maturity as of June 30, 1997 was 7.4 years.
 The Boards also considered that former shareholders of Spartan Intermediate will receive shares of Fidelity Limited Term equal to the value of their shares of Spartan Intermediate. In addition, the funds have received an opinion of counsel that, except with respect to
Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes either to Spartan Intermediate or Fidelity Limited Term or to shareholders of either fund.
 Furthermore, on July 17, 1997, the Boards considered FMR's representation to the Boards that if the Reorganization is approved, it would guarantee an expense ratio of 0.53% of average net assets for the surviving fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) following the Closing Date of the Reorganization through December 31, 1999, resulting in an immediate savings of 0.02% to shareholders of both Spartan Intermediate and Fidelity Limited Term (based on total fund operating expenses for the 12 months ended June 30, 1997.) Previously, FMR had informed the Boards that effective April 1, 1997, it would voluntarily agree to limit Fidelity Limited Term's total operating expenses to 0.55% of average net assets. FMR informed the Boards that it would pay all of Spartan Intermediate's expenses associated with the Reorganization, including professional fees and the costs of proxy solicitation. The Boards were informed that any expenses associated with the Reorganization, including professional fees and any additional merger-related costs, directly attributable to Fidelity Limited Term would be borne by Fidelity Limited Term, provided they do not exceed the fund's 0.55% expense cap.
  In addition, Spartan Intermediate's Board also considered that Spartan Intermediate shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Shareholders of the combined fund would also have the right to vote on any increases in FMR's management fee; however, because the income-based management fee would not be all-inclusive, shareholders would not have the right to vote on all types of expense increases.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.
DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity School Street Trust is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. Trustees of Fidelity School Street Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Currently, Fidelity Limited Term is the only fund of Fidelity School Street Trust. Shareholders of Fidelity Global Bond Fund and Fidelity New Markets Income Fund approved on September 17, 1997. Agreements and Plans of Reorganization providing for the reorganization of Fidelity Global Bond Fund and Fidelity New Markets Income Fund into Fidelity School Street Trust, effective the end of February, 1998. Each share of Fidelity Limited Term represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Limited Term is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Limited Term have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 Fidelity School Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of Fidelity School Street Trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan Intermediate's assets for Fidelity Limited Term's shares and the assumption of the liabilities of Spartan Intermediate by Fidelity Limited Term is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Intermediate and Fidelity Limited Term, substantially to the effect that:
 (i) The acquisition by Fidelity Limited Term of all of the assets of Spartan Intermediate solely in exchange for Fidelity Limited Term shares and the assumption by Fidelity Limited Term of Spartan Intermediate's liabilities, followed by the distribution by Spartan Intermediate of Fidelity Limited Term shares to the shareholders of Spartan Intermediate pursuant to the liquidation of Spartan Intermediate and constructively in exchange for their Spartan Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Intermediate and Fidelity Limited Term will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Intermediate upon the transfer of all of its assets to Fidelity Limited Term in exchange solely for Fidelity Limited Term shares and Fidelity Limited Term's assumption of Spartan Intermediate's liabilities, followed by Spartan Intermediate's subsequent distribution of those shares to shareholders in liquidation of Spartan Intermediate;
 (iii) No gain or loss will be recognized by Fidelity Limited Term upon the receipt of the assets of Spartan Intermediate in exchange solely for Fidelity Limited Term shares and its assumption of Spartan Intermediate's liabilities;
 (iv) The shareholders of Spartan Intermediate will recognize no gain or loss upon the exchange of their Spartan Intermediate shares solely for Fidelity Limited Term shares;
 (v) The basis of Spartan Intermediate's assets in the hands of Fidelity Limited Term will be the same as the basis of those assets in the hands of Spartan Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Limited Term will include the holding period of those assets in the hands of Spartan Intermediate;
 (vi) The basis of Spartan Intermediate shareholders in Fidelity Limited Term shares will be the same as their basis in Spartan Intermediate shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Fidelity Limited Term shares to be received by the Spartan Intermediate shareholders will include the period during which the Spartan Intermediate shares to be surrendered in exchange therefor were held, provided such Spartan Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of the funds as of June 30, 1997 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                          Net Assets        Net Asset Value Per Share   Shares Outstanding

Spartan Intermediate       $205,245,537     $10.28                      19,966,309

Fidelity Limited Term      $882,303,000     $9.72                       90,786,000

Pro Forma Combined Fund    $1,087,548,537   $9.72                       111,901,796


CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on July 17, 1997. The Boards of Trustees of Fidelity Union Street Trust and Fidelity School Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Intermediate and Fidelity Limited Term would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Union Street Trust will consider other proposals for the reorganization or liquidation of the fund.
ADDITIONAL INFORMATION ABOUT FIDELITY LIMITED TERM
 Fidelity Limited Term's Prospectus (dated February 28, 1997 and supplemented August 29, 1997) is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. Fidelity Limited Term's financial highlights for the 10-year period ended December 31, 1996 and for the unaudited semi-annual period ended June 30, 1997 are shown below:
FIDELITY LIMITED TERM - FINANCIAL HIGHLIGHTS


<ERROR: WIDE TABLE>
ERROR: The Following Table: "Assets" is Too Wide!
Table Width is 162 characters.


Years
Ended      1997F     1996      1995      1994      1993C       1992      1991      1990      1989      1988      1987
December 31



Selected Per-Share Data

Net asset
value,     $ 9.700   $ 9.800   $ 8.990   $ 9.990   $ 9.600     $ 9.520   $ 9.270   $ 9.310   $ 9.230   $ 9.100   $ 9.580
beginning of period

Income from
Investment .244      .488      .497      .512      .516        .573      .603      .615      .617      .600      .582
Operations
 Net interest income

 Net realized
and        .040      (.069)    .810      (.980)    .630        .180      .400      .010      .080      .130      (.480)
unrealized gain (loss)

 Total from
investment .284      .419      1.307     (.468)    1.146       .753      1.003     .625      .697      .730      .102
operations

Less Distri
butions    (.244)    (.488)    (.497)    (.512)    (.516)      (.573)    (.603)    (.615)    (.617)    (.600)    (.582)
 From net interest
income

 From net realized
gain       (.020)    (.031)    -         (.010)    (.220)      (.100)    (.150)    (.050)    -         -         -

 In excess
of net     -         -         -         (.010)    (.020)      -         -         -         -         -         -
realized gain

 Total distri
butions    (.264)    (.519)    (.497)    (.532)    (.756)      (.673)    (.753)    (.665)    (.617)    (.600)    (.582)

Net asset value,
end of     $ 9.720   $ 9.700   $ 9.800   $ 8.990   $ 9.990     $ 9.600   $ 9.520   $ 9.270   $ 9.310   $ 9.230   $ 9.100
period

Total
returnB,E  2.98%     4.43%     14.84%    (4.76)%   12.24%      8.17%     11.19%    6.97%     7.83%     8.22%     1.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of
period     $ 882,303 $ 903,726 $ 943,220 $ 878,358 $ 1,199,372 $ 975,904 $ 695,865 $ 468,111 $ 442,413 $ 440,502 $ 459,042
(000 omitted)

Ratio of expenses
to         .56%      .56%      .57%      .56%      .57%        .64%      .68%      .67%      .66%D     .67%      .74%
average net
assets     A

Ratio of net
interest   5.10%A    5.06%     5.25%     5.42%     5.19%       5.94%     6.41%     6.63%     6.70%     6.51%     6.29%
income to average net
assets

Portfolio turnover
rate       13%A      27%       31%       30%       111%        50%         42%     72%       55%       30%       59%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
F SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED).
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Limited Term shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Fidelity School Street Trust.
 EXPERTS. The audited financial statements of Spartan Intermediate and Fidelity Limited Term, incorporated by reference into the Statement of Additional Information, have been examined by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal years ended August 31, 1996 and August 31, 1997 for Spartan Intermediate, and December 31, 1996 for Fidelity Limited Term. The unaudited financial statements of Spartan Intermediate for the six-month period ended February 28, 1997 and of Fidelity Limited Term for the six-month period ended June 30, 1997 are also incorporated by reference into the Statement of Additional Information. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity Union Street Trust and Fidelity School Street Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Union Street Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
ATTACHMENT 1
EXCERPTS FROM ANNUAL REPORT OF FIDELITY LIMITED TERM MUNICIPAL INCOME FUND DATED DECEMBER 31, 1996
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1996                  PAST 1   PAST 5   PAST 10
                                                 YEAR     YEARS    YEARS

Limited Term Municipal Income Fund               4.43%    6.76%    6.89%

Lehman Brothers 1-17 Year Municipal Bond Index   4.45%    n/a      n/a

Intermediate Municipal Debt Funds Average        3.70%    6.11%    6.63%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970117 111239 S00000000000001
             Limited Term Muni Income    LB Municipal Bond
             00036                       LB015
  1986/12/31      10000.00                    10000.00
  1987/01/31      10238.94                    10301.10
  1987/02/28      10362.68                    10351.78
  1987/03/31      10307.21                    10242.05
  1987/04/30       9745.22                     9728.11
  1987/05/31       9722.60                     9679.85
  1987/06/30       9934.27                     9964.06
  1987/07/31      10050.56                    10065.69
  1987/08/31      10081.27                    10088.34
  1987/09/30       9689.04                     9716.38
  1987/10/31       9743.36                     9750.78
  1987/11/30       9972.28                    10005.37
  1987/12/31      10114.35                    10150.55
  1988/01/31      10513.15                    10512.11
  1988/02/29      10557.01                    10623.22
  1988/03/31      10376.21                    10499.99
  1988/04/30      10443.27                    10579.79
  1988/05/31      10477.04                    10549.22
  1988/06/30      10567.94                    10703.55
  1988/07/31      10613.97                    10773.34
  1988/08/31      10626.00                    10782.82
  1988/09/30      10754.20                    10977.99
  1988/10/31      10895.98                    11171.20
  1988/11/30      10838.06                    11068.87
  1988/12/31      10945.39                    11182.11
  1989/01/31      11065.38                    11413.35
  1989/02/28      10983.96                    11283.13
  1989/03/31      10938.58                    11256.16
  1989/04/30      11133.53                    11523.38
  1989/05/31      11318.02                    11762.72
  1989/06/30      11429.17                    11922.46
  1989/07/31      11541.02                    12084.72
  1989/08/31      11481.31                    11966.42
  1989/09/30      11473.72                    11930.76
  1989/10/31      11573.60                    12076.67
  1989/11/30      11712.79                    12288.01
  1989/12/31      11801.90                    12388.53
  1990/01/31      11762.36                    12329.93
  1990/02/28      11850.74                    12439.66
  1990/03/31      11892.42                    12443.40
  1990/04/30      11789.53                    12353.31
  1990/05/31      11971.52                    12622.98
  1990/06/30      12063.15                    12733.94
  1990/07/31      12207.94                    12921.12
  1990/08/31      12184.27                    12733.51
  1990/09/30      12266.79                    12740.77
  1990/10/31      12391.23                    12971.88
  1990/11/30      12555.98                    13232.75
  1990/12/31      12623.98                    13290.31
  1991/01/31      12760.76                    13468.67
  1991/02/28      12884.56                    13585.85
  1991/03/31      12941.97                    13590.74
  1991/04/30      13081.08                    13771.49
  1991/05/31      13180.02                    13893.92
  1991/06/30      13183.46                    13880.17
  1991/07/31      13326.39                    14049.23
  1991/08/31      13454.58                    14234.26
  1991/09/30      13624.13                    14419.59
  1991/10/31      13751.39                    14549.36
  1991/11/30      13761.03                    14589.95
  1991/12/31      14036.20                    14903.05
  1992/01/31      14113.44                    14937.03
  1992/02/29      14165.04                    14941.81
  1992/03/31      14135.78                    14947.34
  1992/04/30      14254.69                    15080.37
  1992/05/31      14375.83                    15257.87
  1992/06/30      14538.53                    15513.90
  1992/07/31      14961.25                    15979.00
  1992/08/31      14850.18                    15823.21
  1992/09/30      14920.75                    15926.69
  1992/10/31      14715.38                    15770.13
  1992/11/30      15016.56                    16052.58
  1992/12/31      15182.61                    16216.47
  1993/01/31      15363.70                    16405.07
  1993/02/28      15918.71                    16998.44
  1993/03/31      15763.90                    16818.77
  1993/04/30      15913.46                    16988.47
  1993/05/31      16015.60                    17083.94
  1993/06/30      16229.76                    17369.08
  1993/07/31      16269.17                    17391.83
  1993/08/31      16601.60                    17753.93
  1993/09/30      16786.12                    17956.14
  1993/10/31      16809.78                    17990.80
  1993/11/30      16698.65                    17832.30
  1993/12/31      17040.99                    18208.74
  1994/01/31      17234.89                    18416.68
  1994/02/28      16838.09                    17939.69
  1994/03/31      16155.54                    17209.19
  1994/04/30      16246.51                    17355.12
  1994/05/31      16391.30                    17505.59
  1994/06/30      16306.51                    17398.63
  1994/07/31      16610.57                    17717.55
  1994/08/31      16669.65                    17778.85
  1994/09/30      16460.11                    17517.86
  1994/10/31      16234.96                    17206.74
  1994/11/30      15917.11                    16895.64
  1994/12/31      16229.43                    17267.52
  1995/01/31      16651.40                    17761.02
  1995/02/28      17048.51                    18277.51
  1995/03/31      17217.38                    18487.52
  1995/04/30      17220.99                    18509.34
  1995/05/31      17649.73                    19099.97
  1995/06/30      17559.53                    18933.80
  1995/07/31      17693.21                    19113.29
  1995/08/31      17939.24                    19355.65
  1995/09/30      18088.92                    19478.17
  1995/10/31      18297.28                    19761.38
  1995/11/30      18503.87                    20089.22
  1995/12/31      18638.38                    20282.28
  1996/01/31      18810.01                    20435.41
  1996/02/29      18749.81                    20297.47
  1996/03/31      18561.05                    20038.07
  1996/04/30      18524.63                    19981.36
  1996/05/31      18505.64                    19973.37
  1996/06/30      18660.85                    20190.88
  1996/07/31      18800.66                    20374.62
  1996/08/31      18803.35                    20369.73
  1996/09/30      18980.97                    20654.90
  1996/10/31      19201.36                    20888.51
  1996/11/30      19499.67                    21270.77
  1996/12/31      19464.97                    21181.43
IMATRL PRASUN   SHR__CHT 19961231 19970117 111242 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Limited Term Municipal Income Fund on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $19,465 - a 94.65% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,181 - a 111.81% increase.

MARKET RECAP
Solid demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in 1996, even
though new issue supply saw one
of its strongest years ever. For the
year, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
4.43%. In comparison, the
Lehman Brothers Aggregate Bond
Index - a broad measure of the
performance of the U.S. taxable
bond market - had a total return
of 3.63%. Demand for munis
came from both insurance
companies and individual
investors. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by
stronger-than-expected signs of
strength in the economy early in
1996. Nevertheless, the market
conditions that supported the
muni market prevailed to the point
that munis entered the fall trading
at expensive levels relative to
their taxable counterparts. At that
point and through October, the
performance of the municipal
market stalled somewhat, as
investor demand declined and
institutional investors sold off
some of their municipal bond
holdings to take profits. That
sell-off subsided somewhat in
November and December, when
munis outperformed comparable
Treasury securities. However,
even though demand helped
buoy munis somewhat in
December, munis were caught in
the overall bond market
downdraft caused by conflicting
economic data and renewed
fears that inflation might lead the
Federal Reserve Board to raise
short-term interest rates.
An interview with David Murphy, Portfolio Manager of Fidelity Limited Term Municipal Income Fund
Q. DAVE, HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?
A. Reasonably well. For the 12 months that ended December 31, 1996, the fund had a return of 4.43%. To get a sense of how the fund did relative to its peers, the intermediate municipal debt funds average returned 3.70% for the same period, according to Lipper Analytical Services. The Lehman Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, had a 12-month return of 4.45% as of December 31.
Q. WHAT STRATEGIES DID YOU EMPLOY?
A. I used three primary strategies over the course of the year. First, I matched the fund's duration - its sensitivity to interest rate movements - to that of its benchmark. So, even though there was a fair amount of interest rate volatility in the municipal market, I avoided getting whipsawed by becoming bullish or bearish at the wrong time. Second, in the beginning of the year I emphasized bonds in the five-to-10 year maturity range. In the latter part of the year, I reduced the five-to-10 year weighting in favor of the 10-20 year range, which had become more attractive from a yield perspective.
Q. WHAT WAS THE THIRD STRATEGY?
A. The third strategy was to use a barbelled coupon structure-that is, owning premium-coupon bonds as well as discount-coupon bonds. Historically, premium-coupon bonds, which pay higher annual income than newly-issued bonds, offer better downside protection should the market fall. Discount-coupon bonds, which offer annual income below newly-issued bonds, offer price appreciation potential should the market rally. Over the entire period, as either of these types of bonds moved closer to par (face value), I attempted to sell them and replace them with similar premium or discount bonds.
Q. WHAT OTHER CHANGES DID YOU MAKE IN THE PORTFOLIO?
A. In addition to the change in maturity structure that I described above, I reduced the fund's exposure to BBB-rated bonds somewhat. Yield spreads between BBB-rated bonds and AAA-rated bonds became too narrow for the additional risk we were taking on, so I began to sell some of the fund's BBB holdings.
Q. DID YOU FOCUS ON ANY PARTICULAR STATES?
A. I emphasized bonds from California, which generally performed well during the period. While the rest of the country has enjoyed an economic expansion for the past six years, this state just emerged from a prolonged economic downturn two years ago. Since then, even the hardest hit areas - Southern California, for instance - have shown employment growth, and the state's unemployment is at a six-year low. Additionally, in the first four months of the state's current fiscal year, the Golden State's tax revenues are $600 million ahead of budget.
Q. DID YOU CONCENTRATE ON ANY OTHER SEGMENTS OF THE MARKET?
A. It really wasn't an environment conducive to making specific sector plays. Relative to the index, I still have an overweighting in student loan, hospital and electric utility bonds. Transportation-related issues are slightly underweighted. One area that was interesting was industrial development revenue bonds. These bonds are issued as tax-exempt debt, but they're actually backed by an underlying, taxpaying corporate entity. With the economy performing as well as it has, these companies and their respective debt issuance performed well.
Q. WHICH INDIVIDUAL POSITIONS MADE SIGNIFICANT CONTRIBUTIONS TO
PERFORMANCE?
A. When adhering to a duration-neutral strategy such as I am - that is, I'm not making interest rate bets - it can be misleading to pinpoint individual issues as being poor or top performers. If rates fall, our long-duration bonds will perform best; if rates rise, shorter-term securities will perform better. That being said, the hospital sector, New York City general obligation bonds and student loan revenue bond positions did well, mainly because they are shorter-term instruments.
Q. WHAT'S YOUR OUTLOOK?
A. We're in the midst of a long-term, downward trend in inflation, and municipal finances are as healthy as we've seen in a while. Going forward, municipal bond investors will be monitoring the effects of welfare reform and other government proposals on states and local municipalities. While these changes would shift more responsibility to the local levels and result in states receiving more federal funding, the pressure to operate these programs efficiently would also rise. I'll be watching closely to see how states cope with these changes in order to move the fund's investments into states that are successfully managing these changes.

DAVE MURPHY ON THE
PROLIFERATION OF MUNICIPAL
BOND INSURANCE:
"BOND INSURANCE HAS BECOME
A MAJOR DRIVER OF YIELD SPREADS
WITHIN THE MUNICIPAL MARKET. IN
FACT, THE AMOUNT OF DEBT
ISSUANCE THAT COMES TO MARKET
WITH INSURANCE HAS SOARED FROM
AROUND 30% A COUPLE YEARS AGO
TO ALMOST 50% TODAY. BOND
INSURANCE GUARANTEES THE
PAYMENT OF PRINCIPAL AND
INTEREST ON THE BOND, ALTHOUGH
IT'S IMPORTANT TO POINT OUT THE
INSURANCE DOES NOT GUARANTEE
AGAINST PRICE LOSSES. BOND
INSURANCE APPEALS TO ISSUERS
BECAUSE THEY CAN BRING THEIR
DEBT TO THE MARKET WITH HIGHER
RATINGS AND, THUS, LOWER
YIELDS. THE MUNICIPAL MARKET
IS BASICALLY DRIVEN BY RETAIL
INVESTORS WHO DON'T HAVE
EITHER THE TIME OR RESOURCES TO
RESEARCH AN ISSUER'S CREDIT
FUNDAMENTALS. IN THIS SENSE,
INVESTORS REGARD INSURANCE AS
A SORT OF COMFORT BUFFER. THEY
KNOW THAT IF THE ISSUER GETS
INTO TROUBLE, AN INSURANCE
COMPANY WILL BE RIGHT THERE TO
STEP IN. I DO BUY INSURED
PAPER, BUT I PREFER UNINSURED
BONDS. I'D JUST AS SOON SEEK
THE HIGHER INCOME FROM
NON-INSURED BONDS AND HAVE
OUR TALENTED CREDIT RESEARCH
TEAM COME TO ITS OWN
CONCLUSIONS REGARDING
CREDITWORTHINESS."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT DATED
DECEMBER 31, 1996. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of December 22, 1997, by and between Fidelity Union Street Trust, a Massachusetts business trust, on behalf of its series Spartan Intermediate Municipal Income Fund (Spartan Intermediate) and Fidelity School Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Limited Term Municipal Income Fund (Fidelity Limited
Term). Fidelity Union Street Trust and Fidelity School Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Spartan Intermediate and Fidelity Limited Term may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Intermediate to Fidelity Limited Term solely in exchange for shares of beneficial interest in Fidelity Limited Term (the Fidelity Limited Term Shares) and the assumption by Fidelity Limited Term of Spartan Intermediate's liabilities; and (b) the constructive distribution of such shares by Spartan Intermediate PRO RATA to its shareholders in complete liquidation and termination of Spartan Intermediate in exchange for all of Spartan Intermediate's outstanding shares. Spartan Intermediate shall receive shares of Fidelity Limited Term having an aggregate net asset value equal to the value of the assets of Spartan Intermediate on the Closing Date (defined in Section
6), which Spartan Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN INTERMEDIATE. Spartan Intermediate represents and warrants to and agrees with Fidelity Limited Term that:
(a) Spartan Intermediate is a series of Fidelity Union Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
(b) Fidelity Union Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
(c) The Prospectus and Statement of Additional Information of Spartan Intermediate (both dated October 21, 1997), previously furnished to Fidelity Limited Term, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Intermediate, threatened against Spartan Intermediate which assert liability on the part of Spartan Intermediate. Spartan Intermediate knows of no facts which might form the basis for the institution of such proceedings;
(e) Spartan Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Intermediate is a party or by which Spartan Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Intermediate is a party or is bound;
(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Intermediate at August 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Fidelity Limited Term. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
(g) Spartan Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 1997 and those incurred in the ordinary course of Spartan Intermediate's business as an investment company since August 31, 1997;
(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity School Street Trust on Form N-14 relating to the shares of Fidelity Limited Term issuable hereunder and the proxy statement of Spartan Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(i) All material contracts and commitments of Spartan Intermediate (other than this Agreement) will be terminated without liability to Spartan Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
(k) Spartan Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Spartan Intermediate's officers, are required to be filed by Spartan Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(l) Spartan Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
(m) All of the issued and outstanding shares of Spartan Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Limited Term in accordance with this Agreement;
(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Intermediate to be transferred to Fidelity Limited Term pursuant to this Agreement. At the Closing Date, subject only to the delivery of Spartan Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Limited Term will acquire Spartan Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Limited Term) and without any restrictions upon the transfer thereof; and
(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Intermediate, and this Agreement constitutes a valid and binding obligation of Spartan Intermediate enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF FIDELITY LIMITED TERM. Fidelity Limited Term represents and warrants to and agrees with Spartan Intermediate that:
(a) Fidelity Limited Term is a series of Fidelity School Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
(b) Fidelity School Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
(c) The Prospectus and Statement of Additional Information of Fidelity Limited Term (both dated February 28, 1997 with a Prospectus supplement dated August 29, 1997), previously furnished to Spartan Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Limited Term, threatened against Fidelity Limited Term which assert liability on the part of Fidelity Limited Term. Fidelity Limited Term knows of no facts which might form the basis for the institution of such proceedings;
(e) Fidelity Limited Term is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Limited Term, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Limited Term is a party or by which Fidelity Limited Term is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Limited Term is a party or is bound;
(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Limited Term at December 31, 1996, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Spartan Intermediate together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended June 30, 1997. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
(g) Fidelity Limited Term has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1996 and those incurred in the ordinary course of Fidelity Limited Term's business as an investment company since December 31, 1996;
(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Limited Term of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Limited Term has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Limited Term's officers, are required to be filed by Fidelity Limited Term and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Limited Term's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(j) Fidelity Limited Term has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on December 31, 1997;

(k) As of the Closing Date, the shares of beneficial interest of Fidelity Limited Term to be issued to Spartan Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Limited Term, and no shareholder of Fidelity Limited Term will have any preemptive right of subscription or purchase in respect thereof;
(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Limited Term, and this Agreement constitutes a valid and binding obligation of Fidelity Limited Term enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Intermediate;
(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Limited Term, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Limited Term, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(n) The issuance of the Fidelity Limited Term Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
(o) All of the issued and outstanding shares of beneficial interest of Fidelity Limited Term have been offered for sale and sold in conformity with the federal securities laws.
3.  REORGANIZATION.
(a) Subject to the requisite approval of the shareholders of Spartan Intermediate and to the other terms and conditions contained herein, Spartan Intermediate agrees to assign, sell, convey, transfer, and deliver to Fidelity Limited Term as of the Closing Date all of the assets of Spartan Intermediate of every kind and nature existing on the Closing Date. Fidelity Limited Term agrees in exchange therefor:
(i) to assume all of Spartan Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Intermediate the number of full and fractional shares of Fidelity Limited Term having an aggregate net asset value equal to the value of the assets of Spartan Intermediate transferred hereunder, less the value of the liabilities of Spartan Intermediate, determined as provided for under Section 4.
(b) The assets of Spartan Intermediate to be acquired by Fidelity Limited Term shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Intermediate on the Closing Date. Spartan Intermediate will pay or cause to be paid to Fidelity Limited Term any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Limited Term hereunder, and Fidelity Limited Term will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
(c) The liabilities of Spartan Intermediate to be assumed by Fidelity Limited Term shall include (except as otherwise provided for herein) all of Spartan Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Spartan Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Limited Term Shares in exchange for such shareholders' shares of beneficial interest in Spartan Intermediate and Spartan Intermediate will be liquidated in accordance with Spartan Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Limited Term's share transfer books in the names of the Spartan Intermediate shareholders and transferring the Fidelity Limited Term Shares thereto. Each Spartan Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity Limited Term Shares due that shareholder. All outstanding Spartan Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Spartan Intermediate's share transfer records. Fidelity Limited Term shall not issue certificates representing the Fidelity Limited Term Shares in connection with the Reorganization.
(e) Any reporting responsibility of Spartan Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.
(f) Any transfer taxes payable upon issuance of the Fidelity Limited Term Shares in a name other than that of the registered holder on Spartan Intermediate's books of the Spartan Intermediate shares constructively exchanged for the Fidelity Limited Term Shares shall be paid by the person to whom such Fidelity Limited Term Shares are to be issued, as a condition of such transfer.
4.  VALUATION.
(a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
(b) As of the Closing Date, Fidelity Limited Term will deliver to Spartan Intermediate the number of Fidelity Limited Term Shares having an aggregate net asset value equal to the value of the assets of Spartan Intermediate transferred hereunder less the liabilities of Spartan Intermediate, determined as provided in this Section 4.
(c) The net asset value per share of the Fidelity Limited Term Shares to be delivered to Spartan Intermediate, the value of the assets of Spartan Intermediate transferred hereunder, and the value of the liabilities of Spartan Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.
(d) The net asset value per share of the Fidelity Limited Term Shares shall be computed in the manner set forth in the then-current Fidelity Limited Term Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Intermediate shall be computed in the manner set forth in the then-current Spartan Intermediate Prospectus and Statement of Additional Information.
(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Intermediate and Fidelity Limited Term.
5.  FEES; EXPENSES.
(a) Pursuant to Spartan Intermediate's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses associated with the Reorganization which may be attributable to Fidelity Limited Term will be borne by Fidelity Limited Term, provided that they do not exceed the fund's 0.55% expense cap in effect since April 1, 1997 (but not including costs incurred with the purchase or sale of portfolio securities).
(b) Each of Fidelity Limited Term and Spartan Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6.  CLOSING DATE.
(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on February 26, 1998, or at some other time, date, and place agreed to by Spartan Intermediate and Fidelity Limited Term (the Closing Date).
(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Intermediate and the net asset value per share of Fidelity Limited Term is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7.  SHAREHOLDER MEETING AND TERMINATION OF SPARTAN INTERMEDIATE.
(a) Spartan Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Limited Term as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Intermediate.
(b) Spartan Intermediate agrees that as soon as reasonably practicable after distribution of the Fidelity Limited Term Shares, Spartan Intermediate shall be terminated as a series of Fidelity Union Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Intermediate shall not conduct any business except in connection with its liquidation and termination.
8.  CONDITIONS TO OBLIGATIONS OF FIDELITY LIMITED TERM.
(a) That Spartan Intermediate furnishes to Fidelity Limited Term a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Intermediate made in this Agreement are true and correct in all material respects and that Spartan Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
(b) That Spartan Intermediate furnishes Fidelity Limited Term with copies of the resolutions, certified by an officer of Fidelity Union Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Intermediate;

(c) That, on or prior to the Closing Date, Spartan Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Intermediate substantially all of Spartan Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
(d) That Spartan Intermediate shall deliver to Fidelity Limited Term at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Intermediate's behalf by its Treasurer or Assistant Treasurer;
(e) That Spartan Intermediate's custodian shall deliver to Fidelity Limited Term a certificate identifying the assets of Spartan Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Limited Term; (ii) Spartan Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
(f) That Spartan Intermediate's transfer agent shall deliver to Fidelity Limited Term at the Closing a certificate setting forth the number of shares of Spartan Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
(g) That Spartan Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Limited Term as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Intermediate;
(h) That Spartan Intermediate delivers to Fidelity Limited Term a certificate of an officer of Fidelity Union Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Intermediate's financial position since August 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
(i) That all of the issued and outstanding shares of beneficial interest of Spartan Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Intermediate or its transfer agent by Fidelity Limited Term or its agents shall have revealed otherwise, Spartan Intermediate shall have taken all actions that in the opinion of Fidelity Limited Term are necessary to remedy any prior failure on the part of Spartan Intermediate to have offered for sale and sold such shares in conformity with such laws.
9.  CONDITIONS TO OBLIGATIONS OF SPARTAN INTERMEDIATE.
(a) That Fidelity Limited Term shall have executed and delivered to Spartan Intermediate an Assumption of Liabilities, certified by an officer of Fidelity School Street Trust, dated as of the Closing Date pursuant to which Fidelity Limited Term will assume all of the liabilities of Spartan Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
(b) That Fidelity Limited Term furnishes to Spartan Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity School Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Limited Term made in this Agreement are true and correct in all material respects, and Fidelity Limited Term has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
(c) That Spartan Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Intermediate and Fidelity Limited Term, to the effect that the Fidelity Limited Term Shares are duly authorized and upon delivery to Spartan Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Limited Term (except as disclosed in Spartan Intermediate's Statement of Additional Information) and no shareholder of Fidelity Limited Term has any preemptive right of subscription or purchase in respect thereof.
10.  CONDITIONS TO OBLIGATIONS OF FIDELITY LIMITED TERM AND SPARTAN
INTERMEDIATE.
(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Intermediate;
(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Limited Term or Spartan Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Limited Term or Spartan Intermediate, provided that either party hereto may for itself waive any of such conditions;
(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Limited Term and Spartan Intermediate, threatened by the Commission; and
(f) That Fidelity Limited Term and Spartan Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Limited Term and Spartan Intermediate that for federal income tax purposes:
 (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Intermediate and Fidelity Limited Term will each be parties to the Reorganization under section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Intermediate upon the transfer of all of its assets to Fidelity Limited Term in exchange solely for the Fidelity Limited Term Shares and the assumption of Spartan Intermediate's liabilities followed by the distribution of those Fidelity Limited Term Shares to the shareholders of Spartan Intermediate in liquidation of Spartan Intermediate;
 (iii) No gain or loss will be recognized by Fidelity Limited Term on the receipt of Spartan Intermediate's assets in exchange solely for the Fidelity Limited Term Shares and the assumption of Spartan Intermediate's liabilities;
 (iv) The basis of Spartan Intermediate's assets in the hands of Fidelity Limited Term will be the same as the basis of such assets in Spartan Intermediate's hands immediately prior to the Reorganization;

 (v) Fidelity Limited Term's holding period in the assets to be received from Spartan Intermediate will include Spartan Intermediate's holding period in such assets;
 (vi) A Spartan Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Intermediate for the Fidelity Limited Term Shares in the Reorganization;
 (vii) A Spartan Intermediate shareholder's basis in the Fidelity Limited Term Shares to be received by him or her will be the same as his or her basis in the Spartan Intermediate shares exchanged therefor;
 (viii) A Spartan Intermediate shareholder's holding period for his or her Fidelity Limited Term Shares will include the holding period of Spartan Intermediate shares exchanged, provided that those Spartan Intermediate shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, each of Spartan Intermediate and Fidelity Limited Term may not waive the conditions set forth in this subsection 10(f).
11.  COVENANTS OF FIDELITY LIMITED TERM AND SPARTAN INTERMEDIATE.
(a) Fidelity Limited Term and Spartan Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
(b) Spartan Intermediate covenants that it is not acquiring the Fidelity Limited Term Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
(c) Spartan Intermediate covenants that it will assist Fidelity Limited Term in obtaining such information as Fidelity Limited Term reasonably requests concerning the beneficial ownership of Spartan Intermediate's shares; and
(d) Spartan Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Intermediate will not conduct any business except in connection with its liquidation and termination.
12.  TERMINATION; WAIVER.
 Fidelity Limited Term and Spartan Intermediate may terminate this Agreement by mutual agreement. In addition, either Fidelity Limited Term or Spartan Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
In the event of any such termination, there shall be no liability for damages on the part of Spartan Intermediate or Fidelity Limited Term, or their respective Trustees or officers.
13.  SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Limited Term or Spartan Intermediate; provided, however, that following the shareholders' meeting called by Spartan Intermediate pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Limited Term Shares to be paid to Spartan Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.
(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14.  DECLARATIONS OF TRUST.
 A copy of each fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15.  ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
SUPPLEMENT TO THE FIDELITY LIMITED TERM MUNICIPAL INCOME FUND FEBRUARY 28, 1997 PROSPECTUS
Effective September 1, 1997, the following information replaces similar information found in the "Key Facts" section on page 3:
STRATEGY: Invests normally in investment-grade municipal securities while maintaining an average maturity of between three and 10 years. Effective September 1, 1997, the following information replaces similar information found in the "Investment Principles and Risks" section beginning on page 9:
LIMITED TERM MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. The fund normally maintains a dollar-weighted average maturity of between three and 10 years. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities of between seven and 10 years. As of December 31, 1996, the fund's dollar-weighted average maturity was approximately 8.3 years.
The following changes became effective April 1, 1997:
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
The minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 23, for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange Fee                           None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 14).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee (after reimbursement)   .37%

12b-1 fee                              None

Other expenses                         .18%

Total fund operating expenses          .55%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated:
After 1 year                       $ 6

After 3 years                      $ 18

After 5 years                      $ 31

After 10 years                     $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap. FMR will reimburse the fund to the extent that total operating expenses exceeds .55%. If this agreement was not in effect, the management fee and total operating expenses would be .38% and
 .56%, respectively.



Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 24, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   LIM    -pro-0297
(fund number 036, trading symbol FLTMX)
The fund seeks a high level of current income free from federal income tax. The fund invests normally in investment-grade municipal securities while maintaining an average maturity of 12 years or less.
   FIDELITY
   LIMITED TERM

   MUNICIPAL INCOME
   FUND
PROSPECTUS
   FEBRUARY 28, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
   CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly operating
                           expenses.

                           FINANCIAL HIGHLIGHTS A summary of the
                           fund's financial data.

                           PERFORMANCE How the fund has done
                           over time.

THE FUND IN DETAIL         CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and what
                           they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income free from federal income tax with preservation of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests normally in investment-grade municipal securities while maintaining an average maturity of 12 years or less.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of December 31, 1996, the fund had over $   903     million
in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax. The fund's level of risk and potential reward depends on the quality and maturity of its investments. You should consider your investment objective and tolerance for risk when making an investment decision. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. LIMITED TERM
MUNICIPAL INCOME IS IN THE
INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses and are calculated as a percentage of average net assets.
Management fee                     .38    %

12b-1 fee                       None

Other expenses                     .18    %

Total fund operating expenses      .56    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $    6

After 3 years    $    18

After 5 years    $    31

After 10 years   $    70

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.












   UNDERSTANDING

   EXPENSES
   OPERATING A MUTUAL FUND
   INVOLVES A VARIETY OF EXPENSES
   FOR PORTFOLIO MANAGEMENT,
   SHAREHOLDER STATEMENTS, TAX
   REPORTING, AND OTHER SERVICES.
   THESE COSTS ARE PAID FROM THE
   FUND'S ASSETS; THEIR EFFECT IS
   ALREADY FACTORED INTO ANY
   QUOTED SHARE PRICE OR RETURN.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
   The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. the fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact
Fidelity for a free copy of the Annual Report or the SAI.
   SELECTED PER-SHARE DATA


<ERROR: WIDE TABLE>
ERROR: The Following Table: "Assets" is Too Wide!
Table Width is 212 characters.


   Years ended December
31                 1996      1995      1994       1993A     1992      1991      1990      1989      1988      1987

   Net asset
value,             $ 9.800   $ 8.990   $ 9.990    $ 9.600   $ 9.520   $ 9.270   $ 9.310   $ 9.230   $ 9.100   $ 9.580
   beginning of period

   Income from Investment
Operations          .488      .497      .512       .516      .573      .603      .615      .617      .600      .582
    Net interest income

    Net realized
 and                (.069)    .810      (.980)     .630      .180      .400      .010      .080      .130      (.480)
    unrealized gain (loss)

    Total from investment
operations          .419      1.307     (.468)     1.146     .753      1.003     .625      .697      .730      .102

   Less Distribu
tions               (.488)    (.497)    (.512)     (.516)    (.573)    (.603)    (.615)    (.617)    (.600)    (.582)
    From net interest income

    From net realized
gain                (.031)    --        (.010)     (.220)    (.100)    (.150)    (.050)    --        --        ---

    In excess of net realized
gain                --        --        (.010)     (.020)    --        --        --        --        --        --

    Total distribut
ions                (.519)    (.497)    (.532)     (.756)    (.673)    (.753)    (.665)    (.617)    (.600)    (.582)

   Net asset value, end of
period             $ 9.700   $ 9.800   $ 8.990    $ 9.990   $ 9.600   $ 9.520   $ 9.270   $ 9.310   $ 9.230   $ 9.100

   Total
returnC             4.43%     14.84%    (4.76)%    12.24%    8.17%     11.19%    6.97%     7.83%     8.22%     1.14%

   RATIOS AND SUPPLEMENTAL DATA

   Net assets, end of
period             $ 904     $ 943     $ 878      $ 1,199   $ 976     $ 696     $ 468     $ 442     $ 441     $ 459
   (In millions)

   Ratio of expenses
to                  .56%      .57%      .56%       .57%      .64%      .68%      .67%      .66%B     .67%      .74%
   average net assets

   Ratio of net interest income
to                  5.06%     5.25%     5.42%      5.19%     5.94%     6.41%     6.63%     6.70%     6.51%     6.29%
   average net assets

   Portfolio turnover
rate                27%       31%       30%        111%      50%       42%       72%       55%       30%       59%


   A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
The fund's fiscal year runs from January 1 through December 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index is available only from June 30, 1993 to the present. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended            Past 1          Past 5          Past 10
December 31, 1996               year            years           years

Limited Term Municipal Income       4.43    %       6.76    %       6.89    %


Lehman Bros. 1-17 Year Muni.
Bond Index                          4.45    %       n/a             n/a

Lipper Intermediate Muni. Debt
Funds Avg.                          3.70    %       6.11    %       6.63    %


CUMULATIVE TOTAL RETURNS
Fiscal periods ended            Past 1          Past 5           Past 10
December 31, 1996               year            years            years

Limited Term Municipal Income       4.43    %       38.68    %       94.65    %


Lehman Bros. 1-17 Year Muni.
Bond Index                         4.45    %        n/a              n/a

Lipper Intermediate Muni. Debt
 Funds Avg.                        3.70    %       34.55    %       90.15    %


EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. 30-day yields are
usually used for bond funds.
Yields change daily, reflecting
changes in interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   THE     LEHMAN BROTHERS 1-17 YEAR MUNICIPAL BOND INDEX is a total
return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Intermediate Municipal Debt Funds Average, which currently reflects the performance of
over    136     mutual funds with similar investment objectives. This
average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
YEAR-BY-YEAR TOTAL RETURNS

Calendar years          19   87  1988  1989  1990  1991   1992  1993   1994   1995   1996
LIMITED TERM MUNICIPAL     1.14% 8.22% 7.83% 6.97% 11.19% 8.17% 12.24% -4.76% 14.84% 4.43    %
Lipper Intermed. Muni.
Debt Funds Avg.            1.32% 7.57% 8.26% 6.59% 10.52% 7.80% 10.18% -3.51% 12.89% 3.70    %
Consumer Price Index       4.43% 4.42% 4.65% 6.11% 3.06%  2.90% 2.75%  2.67%  2.54%  3.32    %

Percentage (%)
Row: 1, Col: 1, Value: 1.14
Row: 2, Col: 1, Value: 8.219999999999999
Row: 3, Col: 1, Value: 7.83
Row: 4, Col: 1, Value: 6.970000000000001
Row: 5, Col: 1, Value: 11.19
Row: 6, Col: 1, Value: 8.17
Row: 7, Col: 1, Value: 12.24
Row: 8, Col: 1, Value: -4.76
Row: 9, Col: 1, Value: 14.84
Row: 10, Col: 1, Value: 4.430000000000001
(LARGE SOLID BOX) Limited Term
Municipal
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
   THE FUND IN DETAIL


CHARTER
LIMITED TERM MUNICIPAL INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These
meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes.
Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
David Murphy is Vice President and manager of Limited Term Municipal
Income, which he has managed since December 1989. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity in
1989   .
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    225
(solid bullet) Assets in Fidelity mutual
funds: over $   432     billion
(solid bullet) Number of shareholder
accounts: over    29     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    270
(checkmark)
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services. Fidelity Service Co   mpany, Inc    .
(FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of
FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act),
control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company;
therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a., is the fund's transfer agent, although it employs FSC
to perform these functions for the fund. UMB        is located at 1010
Grand Avenue, Kansas City, Missouri.
A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes, as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
LIMITED TERM MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. The fund normally maintains a dollar-weighted average maturity of 12 years or less. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities of between seven and 10 years. As of December
31, 1996, the fund's dollar-weighted average maturity was
approximately    8.3     years.
   The fund     normally invests at least 80% of    its     assets in
municipal securities whose interest is free from federal income tax.
In addition, the fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended.
When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund does not expect to invest in federally taxable obligations. The fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to
shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the
amount borrowed at maturity.    Some     debt securities, such as zero
coupon bonds, do not pay    current     interest, but are sold at a
discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition,    bond prices are also affected by     the credit
quality of    the issuer.     Investment-grade debt securities are
medium- and high-quality securities. Some, however, may possess
speculative characteristics   ,     and may be more sensitive to
economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Limited Term Municipal Income invests    only     in
investment-grade securities   .     A security is considered to be
investment-grade if it is rated investment-grade by Moody's Investors
Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch
Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in
those    sectors    . In addition, all municipal securities may be
affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit,
guarantees, puts and demand features   ,     and insurance, provided
by foreign or domestic entities such as banks and other financial institutions. These arrangements expose the fund to the credit of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price. In addition, in the case of foreign
providers of credit    or liquidity     support, extensive public
information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by a municipal issuer. The value of these securities depends on many factors, including changes in market interest rates, the availability of information concerning the pool and its structure, prepayment expectations, the credit quality of the underlying assets, and the market's perception of the servicer of the loan pool, and any credit enhancement provided.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipal issuers to acquire land, equipment, or facilities. If the issuer stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the
issuer or another party. In exchange for this benefit,    a     fund
may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The economic viability of a project or changes in tax incentives could affect the price of these securities.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security prices. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS. The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The price of the security could change during this period.
CASH MANAGEMENT. The fund may invest in money market securities and in a money market fund available only to funds and accounts managed by
FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry
or type of project. Economic, business,    or     political changes
can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be
invested in the securities of any one issuer.    This     limitation
do   es     not apply to U.S. Government securities. The fund may
invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   The fund     seeks the highest level of income exempt from federal
income tax that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment-grade obligations.
The fund will normally invest so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are
explained    at right.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.
   The fund's     management fee is calculated at an annual rate of
 .10% of the fund's average net assets plus 5% of gross income.
The total management fee for the fiscal year        ended December
1996 was .38%.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FSC performs many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. For the fiscal year ended
December 1996, FSC received fees equal to .1   6    % of the fund's
average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for the fiscal year ended December
1996 was 27%.        This rate varies from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
       You may purchase or sell shares of the    fund through an
investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund.
Certain features of the fund, such as the minimum initial or
subsequent investment     amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
TO ADD TO AN ACCOUNT  $250
   Through regular investment plans* $100
MINIMUM BALANCE $   2    ,000
   * FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER
TO "INVESTOR SERVICES" PAGE .
   These minimums may vary for investments through Fidelity Portfolio
Advisory Services or a Fidelity Payroll Deduction Program account in the fund. Refer to the program materials for details.

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
                TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT

PHONE
1-800-544-777
(PHONE_GRAPHIC) (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                FIDELITY FUND                              (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                ACCOUNT WITH THE SAME REGISTRATION,        ACCOUNT WITH THE SAME REGISTRATION,
                INCLUDING NAME, ADDRESS, AND               INCLUDING NAME, ADDRESS, AND
                TAXPAYER ID NUMBER.                        TAXPAYER ID NUMBER.
                                                           (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                           FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                           YOUR FIRST USE TO VERIFY THAT THIS
                                                           SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                           MAXIMUM MONEY LINE: $50,000.



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
MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN
               THE APPLICATION.                         (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO    "FIDELITY
               MAKE YOUR CHECK PAYABLE TO                  LIMITED TERM MUNICIPAL INCOME
                  "FIDELITY LIMITED TERM MUNICIPAL         FUND    ." INDICATE YOUR FUND ACCOUNT
                  INCOME FUND"     MAIL TO THE ADDRESS  NUMBER ON YOUR CHECK AND MAIL TO
               INDICATED ON THE APPLICATION.            THE ADDRESS PRINTED ON YOUR ACCOUNT
                                                        STATEMENT.
                                                        (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                        1-800-544-6666 FOR INSTRUCTIONS.



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
IN PERSON
(HAND_GRAPHIC) (SMALL SOLID BULLET) BRING YOUR APPLICATION
               AND CHECK TO A                               (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
               FIDELITY INVESTOR CENTER. CALL               CENTER. CALL 1-800-544-9797 FOR THE
               1-800-544-9797 FOR THE CENTER                CENTER NEAREST YOU.
               NEAREST YOU.



WIRE
(WIRE_GRAPHIC) (SMALL SOLID BULLET) CALL 1-800-544-7777 TO SET UP YOUR    (SMALL SOLID BULLET) WIRE TO:
               ACCOUNT AND TO ARRANGE A WIRE                              BANKERS TRUST COMPANY,
               TRANSACTION.                                               BANK ROUTING #021001033,
               (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:              ACCOUNT #00163053.
               BANKERS TRUST COMPANY,                                     SPECIFY "   FIDELITY LIMITED TERM
               BANK ROUTING #021001033,                                      MUNICIPAL INCOME FUND    " AND INCLUDE
               ACCOUNT #00163053.                                         YOUR ACCOUNT NUMBER AND YOUR
               SPECIFY "   FIDELITY LIMITED TERM                          NAME.
                  MUNICIPAL INCOME FUND    " AND INCLUDE
               YOUR NEW ACCOUNT NUMBER AND YOUR
               NAME.



AUTOMATICALLY
(AUTOMATIC_GRAPHIC)           (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                    BUILDER. SIGN UP FOR THIS SERVICE
                                                                    WHEN OPENING YOUR ACCOUNT, OR CALL
                                                                    1-800-544-6666 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$   2    ,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE                              SPECIAL REQUIREMENTS


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
PHONE 1-800-544-777
(PHONE_GRAPHIC)   ALL ACCOUNT TYPES            (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                                               (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                               MINIMUM: $10; MAXIMUM: $100,000.
                                               (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                               BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                               NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)   INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                 SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                 UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                  TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                               CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                               IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                               TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                  BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                               RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                               LETTER.
                                               (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                               SEAL OR A SIGNATURE GUARANTEE.
                  EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                  CONSERVATOR, GUARDIAN

WIRE
(WIRE_GRAPHIC)    ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                                               USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                               1-800-544-6666. MINIMUM WIRE: $5,000.
                                               (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                  AND ACCEPTED     BY FIDELITY BEFORE 4 P.M. EASTERN
                                               TIME FOR MONEY TO BE WIRED ON THE NEXT
                                               BUSINESS DAY.



CHECK (CHECK_GRAPHIC)   ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM CHECK: $500.
                                            (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                            TO RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
   1-800-544-5555
    AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)






To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the fund's tax implications.
TAXES ON DISTRIBUTIONS. Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. Long-term capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you and the IRS a statement showing the tax status of the distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of the fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of the fund's income from each state to help you calculate your taxes.
During the fiscal year ended December 1996,    100    % of the fund's
income dividends was free from federal income tax.    2.2    % of the
fund's income dividends was subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations, if available. Since market quotations are often unavailable, assets are usually valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an
annual maximum charge of $   24    .00 per shareholder. It is expected
that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing
smaller accounts. Th   is     fee will not be deducted from
Fidelity brokerage accounts,     retirement accounts (except
non-prototype retirement accounts), accounts using regular investment
plans, or if total assets    with     Fidelity exceed $   3    0,000.
Eligibility for the $   3    0,000 waiver is determined by aggregating
Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $   2    ,000, you will be given
30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.







This prospectus is printed on recycled paper using soy-based inks. Spartan Intermediate Municipal Income Fund
(A Fund of Fidelity Union Street Trust)

Fidelity Limited Term Municipal Income Fund
(A Fund of Fidelity School Street Trust)
FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
December 22, 1997

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Limited Term Municipal Income Fund (Fidelity Limited Term), a fund of Fidelity School Street Trust, would acquire all of the assets of Spartan Intermediate Municipal Income Fund (Spartan Intermediate), a fund of Fidelity Union Street Trust, and assume all of Spartan Intermediate's liabilities in exchange solely for shares of beneficial interest in Fidelity Limited Term. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:
 1. The Statement of Additional Information of Fidelity Limited Term Municipal Income Fund dated February 28, 1997, which was previously filed via EDGAR (Accession No. 0000215829-97-000002).
 2. The Prospectus and Statement of Additional Information of Spartan Intermediate Municipal Income Fund dated October 21, 1997, which was previously filed via EDGAR (Accession No. 0000035330-97-000030).
 3. The Financial Statements included in the Annual Report of Fidelity Limited Term Municipal Income Fund for the fiscal year ended December 31, 1996, which was previously filed via EDGAR (Accession No. 0000722574-97-000018).
 4. The Financial Statements included in the Annual Report of Spartan Intermediate Municipal Income Fund for the fiscal year ended August 31, 1996, which was previously filed via EDGAR (Accession No. 0000035330-96-000045).
 5. The Financial Statements included in the Annual Report of Spartan Intermediate Municipal Income Fund for the fiscal year ended August 31, 1997, which was previously filed via EDGAR (Accession No. 0000035330-97-000028).
 6. The Unaudited Financial Statements included in the Semiannual Report of Fidelity Limited Term Municipal Income Fund for the fiscal year ended June 30, 1997, which was previously filed via EDGAR (Accession No. 0000819118-97-000024).
 7. The Unaudited Financial Statements included in the Semiannual Report of Spartan Intermediate Municipal Income Fund for the fiscal year ended February 28, 1997, which was previously filed via EDGAR (Accession No. 0000035330-97-000003).
 8. The Pro Forma Financial Statements for Spartan Intermediate Municipal Income Fund and Fidelity Limited Term Municipal Income Fund for the period ended June 30, 1997.
This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated December 22, 1997, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.
PART C. OTHER INFORMATION
Item 15. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 16. Exhibits
(1) Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 45.
(2) Bylaws of the Trust are incorporated herein by reference to
Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(3) Not applicable.
(4) Agreement and Plan of Reorganization between Fidelity Union Street
Trust: Spartan Intermediate Municipal Income Fund and Fidelity School Street Trust: Fidelity Limited Term Municipal Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.
(5) ARTICLE VIII of the Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 45.
(6)(a) Management Contract between Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income Fund) and Fidelity Management & Research Company dated January 1, 1995 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 45.
(7)(a) General Distribution Agreement between Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income
Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 45.
    (b) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 45.
    (c) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(8)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(9)(a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity School Street Trust on behalf of Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income Fund) is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
    (b) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and Fidelity School Street Trust on behalf of Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income Fund) is incorporated herein by reference to Exhibit 8(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Limited Term Municipals (currently known as Fidelity Limited Term Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 45.
(11) Opinion and consent of counsel (K&L) as to the legality of shares being registered is filed herein as Exhibit 11.
(12) Opinion and Consent of counsel (K&L) as to tax matters in connection with the reorganization of Spartan Intermediate Municipal Income Fund is filed herein as Exhibit 12.
(13) Not applicable.
(14) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit
14.
(15) Pro Forma Financial Statements for the period ended June 30, 1997, are filed herein as Exhibit 15.
(16) Powers of Attorney, dated December 19, 1996, March 6, 1997, and July 17, 1997, are filed herein as Exhibit 16.
(17) Rule 24f-2 Notice for Registrant's most recent fiscal year ended December 31, 1996 is filed herein as Exhibit 17.
Item 17. Undertakings
 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27 day of October 1997.
      FIDELITY SCHOOL STREET TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (SIGNATURE)    (TITLE)   (DATE)


/S/EDWARD C. JOHNSON 3D  (DAGGER)   PRESIDENT AND TRUSTEE           OCTOBER 27, 1997

EDWARD C. JOHNSON 3D                (PRINCIPAL EXECUTIVE OFFICER)



/S/RICHARD A. SILVER                TREASURER                       OCTOBER 27, 1997

RICHARD A. SILVER



/S/ROBERT C. POZEN                  TRUSTEE                         OCTOBER 27, 1997

ROBERT C. POZEN



/S/RALPH F. COX                 *   TRUSTEE                         OCTOBER 27, 1997

RALPH F. COX



/S/PHYLLIS BURKE DAVIS      *       TRUSTEE                         OCTOBER 27, 1997

PHYLLIS BURKE DAVIS



/S/ROBERT M. GATES           **     TRUSTEE                         OCTOBER 27, 1997

ROBERT M. GATES



/S/E. BRADLEY JONES            *    TRUSTEE                         OCTOBER 27, 1997

E. BRADLEY JONES



/S/DONALD J. KIRK               *   TRUSTEE                         OCTOBER 27, 1997

DONALD J. KIRK



/S/PETER S. LYNCH               *   TRUSTEE                         OCTOBER 27, 1997

PETER S. LYNCH



/S/MARVIN L. MANN            *      TRUSTEE                         OCTOBER 27, 1997

MARVIN L. MANN



/S/WILLIAM O. MCCOY        *        TRUSTEE                         OCTOBER 27, 1997

WILLIAM O. MCCOY



/S/GERALD C. MCDONOUGH  *           TRUSTEE                         OCTOBER 27, 1997

GERALD C. MCDONOUGH



/S/THOMAS R. WILLIAMS      *        TRUSTEE                         OCTOBER 27, 1997

THOMAS R. WILLIAMS




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.